Exhibit 10.1

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT						1. CONTRACT ID CODE		PAGE OF PAGES
						J		1	7
2.	AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4.	REQUISITION/PURCHASE REQ. NO.		5. PROJECT NO. (If applicable)
P00012			19-Dec-2011	SEE SCHEDULE
6.	ISSUED BY	CODE	N00033	7.	ADMINISTERED BY (if other than item 6)	CODE	N00033
	MILITARY SEALIFT COMMAND, N1033/PM5 914 CHARLES MORRIS COURT SE WASHINGTON NAVY YARD DC 20398-5540				MILITARY SEALIFT COMMAND, N1023 914 CHARLES MORRIS COURT SE WASHINGTON NAVY YARD DC 20398-5540
8.	NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) AMERICAN PETROLEUM TANKERS LLC MR. ROBERT KURZ 345 PARK AVE FL 29 C/O BLACKSTONE CAPITAL PARTNERS V US NEW YORK, NY 10154-0004					9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
					X	10A. MOD. OF CONTRACT/ORDER NO. N00033-07-C-5416
					X	10B. DATED (SEE ITEM 13) 06-Jul-2007
CODE 5SZC7				FACILITY CODE 5SZC7
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer ☐ is extended, ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:

(a) By completing Items 8 and 15, and returning              copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted;

or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE

RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN

REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter,

provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.	ACCOUNTING AND APPROPRIATION DATA (If required)
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B.  THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: MutualAgreement of the Parties
D. OTHER (Specify type of modification and authority)
E.. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.
14.	DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Modification Control Number: villanid12641

The purpose of this modification is to incorporate revised option year rates and cancellation costs into the contract. Please see attached.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Robert K. Kurz					16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) KEN ALLEN/CONTRACTING OFFICER TEL: (202) 685-5825 EMAIL: kenneth.allen@navy.mil

15B. CONTRACTOR/OFFEROR /s/ Robert K. Kurz (Signature of person authorized to sign)			15C. DATE SIGNED 12/19/11		16B. UNITED STATES OF AMERICA BY /s/ Kenneth Allen (Signature of person authorized to sign)		16C. DATE SIGNED 20-Dec-2011

EXCEPTION TO SF 30 APPROVED BY OIRM 11-84	30-105-04	STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

The following items are applicable to this modification:

MODIFICATION P00012

The purpose of this modification is to incorporate revised option year rates into Section B and cancellations costs into Section H-42. Accordingly:

1.	Section H-42 of the contract did not detail any cancellations costs in the event of a Government failure to exercise an option.

2.	In consideration for the incorporation of these cancellation costs into the contract, the Contractor has agreed to decrease its per diem rates for Option Years 2, 3 and 4.

3.	The parties hereby agree that the change in terms and conditions of the contract set forth herein provide them with the full and complete adjustment to which each is entitled for the changes described herein. The parties hereby waive all right, title, and interest, if any, to further adjustment for the aforesaid changes.

4.	All terms and conditions of the contract, as modified, remain in full force and effect.

SUMMARY OF CHANGES

ALL CHANGES HAVE BEEN HIGHLIGHTED IN YELLOW.

SECTION SF 30 - BLOCK 14 CONTINUATION PAGE

The following have been modified:

BOXES

TWO SHIPS – With Termination Liability

	BOX NOS., SHIP STATUS, AND EXPENDITURE TYPES
13. MT EMPIRE STATE	14. FOS 2521K	15. ROS<10 DAYS 2521K	16. ROS>10 DAYS 2521K

Firm Period (on/about 01 Oct 2010 – 30 Sept 2011)	$74,000.00	$74,000.00	$69,146.00

First Option (01 Oct 2011 – 30 Sept 2012)	$57,910.00	$57,910.00	$52,862.00

Second Option (01 Oct 2012 – 30 Sept 2013)	$52,500.00	$52,500.00	$49,660.00

Third Option (01 Oct 2013 – 30 Sept 2014)	$53,500.00	$53,500.00	$51,031.00

Fourth Option (01 Oct 2014 – 31 Aug 2015)	$54,500.00	$54,500.00	$52,244.00

	BOX NOS., SHIP STATUS, AND EXPENDITURE TYPES
13a. MT EVERGREEN STATE	14a. FOS 2521K	15a. ROS<10 DAYS 2521K	16a. ROS>10 DAYS 2521K

Firm Period (on/about 01 Jan 2011 – 30 Sept 2011)	$79,422.00	$79,422.00	$74,568.00

First Option (01 Oct 2011 – 30 Sept 2012)	$57,910.00	$57,910.00	$52,862.00

Second Option (01 Oct 2012 – 30 Sept 2013)	$52,500.00	$52,500.00	$49,660.00

Third Option (01 Oct 2013 – 30 Sept 2014)	$53,500.00	$53,500.00	$51,031.00

Fourth Option (01 Oct 2014 – 31 Aug 2015)	$54,500.00	$54,500.00	$52,244.00

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 2001

The CLIN extended description has changed from Charter Hire - MT EMPIRE STATE. Option Period Two. $54,910.00 x 365 days = $20,042,150.00. Period of Performance - 01 October 2012 - 30 September 2013. to Charter Hire - MT EMPIRE STATE. Option Period Two. $52,500.00 x 365 days = $19,162,500.00. Period of Performance - 01 October 2012 - 30 September 2013.

The unit price amount has decreased by $879,650.00 from $20,042,150.00 to $19,162,500.00.

The total cost of this line item has decreased by $879,650.00 from $20,042,150.00 to $19,162,500.00.

CLIN 2003

The CLIN extended description has changed from Charter Hire - MT EVERGREEN STATE. Option Period Two. $54,910.00 x 365 days = $20,042,150.00. Period of Performance - 01 October 2012 - 30 September 2013. to Charter Hire - MT EVERGREEN STATE. Option Period Two. $52,500.00 x 365 days = $19,162,500.00. Period of Performance - 01 October 2012 - 30 September 2013.

The unit price amount has decreased by $879,650.00 from $20,042,150.00 to $19,162,500.00.

The total cost of this line item has decreased by $879,650.00 from $20,042,150.00 to $19,162,500.00.

CLIN 3001

The CLIN extended description has changed from Charter Hire - MT EMPIRE STATE. Option Period Three. $56,491.00.00 x 365 days = $20,619,215.00. Period of Performance - 01 October 2013 - 30 September 2014. to Charter Hire - MT EMPIRE STATE. Option Period Three. $53,500.00 x 365 days = $19,527,500.00. Period of Performance - 01 October 2013 – 30 September 2014.

The unit price amount has decreased by $1,091,715.00 from $20,619,215.00 to $19,527,500.00.

The total cost of this line item has decreased by $1,091,715.00 from $20,619,215.00 to $19,527,500.00.

CLIN 3003

The CLIN extended description has changed from Charter Hire - MT EVERGREEN STATE. Option Period Three. $56,491.00.00 x 365 days = $20,619,215.00. Period of Performance - 01 October 2013 – 30 September 2014. to Charter Hire - MT EVERGREEN STATE. Option Period Three. $53,500.00 x 365 days = $19,527,500.00. Period of Performance - 01 October 2013 - 30 September 2014.

The unit price amount has decreased by $1,091,715.00 from $20,619,215.00 to $19,527,500.00.

The total cost of this line item has decreased by $1,091,715.00 from $20,619,215.00 to $19,527,500.00.

CLIN 4001

The CLIN extended description has changed from Charter Hire - MT EMPIRE STATE. Option Period Four. $57,922.00 x 335 days = $19,403,870.00. Period of Performance - 01 October 2014 - 31 August 2015. to Charter Hire - MT EMPIRE STATE. Option Period Four. $54,500.00 x 335 days = $18,257,500.00. Period of Performance - 01 October 2014 - 31 August 2015.

The unit price amount has decreased by $1,146,370.00 from $19,403,870.00 to $18,257,500.00.

The total cost of this line item has decreased by $1,146,370.00 from $19,403,870.00 to $18,257,500.00.

CLIN 4003

The CLIN extended description has changed from Charter Hire - MT EVERGREEN STATE. Option Period Four. $57,922.00 x 335 days = $19,403,870.00. Period of Performance - 01 October 2014 - 31 August 2015. to Charter Hire - MT EVERGREEN STATE. Option Period Four. $54,500.00 x 335 days = $18,257,500.00. Period of Performance - 01 October 2014 - 31 August 2015.

The unit price amount has decreased by $1,146,370.00 from $19,403,870.00 to $18,257,500.00.

The total cost of this line item has decreased by $1,146,370.00 from $19,403,870.00 to $18,257,500.00.

SUPPLIES OR SERVICES AND PRICE

SECTION B – SUPPLIES OR SERVICES AND PRICE

B.1 Charter Hire

The following table is provided to document the anticipated CLIN structure of the contract. CLINs for the base period of performance shall be added as funding is made available in accordance with FAR 52.232-18, Subject to the Availability of Funds (April 1984). The daily charter hire rates included below reflect the FOS Charter Hire rates included within the Contractor’s proposal from Box 13 and Box 13a:

CLIN #	Description	Daily Charter Hire (FOS)	Number of Days	Total
0001	Charter Hire MT EMPIRE STATE Base Period	$74,000.00	365	$27,010,000.00
0002	Reimbursable Items MT EMPIRE STATE Base Period	N/A	N/A	TBD
0003	Charter Hire MT EVERGREEN STATE Base Period	$79,422.00	273	$21,682,206.00
0004	Reimbursable Items MT EVERGREEN STATE Base Period	N/A	N/A	TBD
1001	Charter Hire MT EMPIRE STATE Option Period 1	$57,910.00	366	$21,195,060.00
1002	Reimbursable Items MT EMPIRE STATE Option Period 1	N/A	N/A	TBD
1003	Charter Hire MT EVERGREEN STATE Option Period 1	$57,910.00	366	$21,195,060.00

1004	Reimbursable Items MT EVERGREEN STATE Option Period 1	N/A	N/A	TBD
2001	Charter Hire MT EMPIRE STATE Option Period 2	$52,500.00	365	$19,162,500.00
2002	Reimbursable Items MT EMPIRE STATE Option Period 2	N/A	N/A	TBD
2003	Charter Hire MT EVERGREEN STATE Option Period 2	$52,500.00	365	$19,162,500.00
2004	Reimbursable Items MT EVERGREEN STATE Option Period 2	N/A	N/A	TBD
3001	Charter Hire MT EMPIRE STATE Option Period 3	$53,500.00	365	$19,527,500.00
3002	Reimbursable Items MT EMPIRE STATE Option Period 3	N/A	N/A	TBD
3003	Charter Hire MT EVERGREEN STATE Option Period 3	$53,500.00	365	$19,527,500.00
3004	Reimbursable Items MT EVERGREEN STATE Option Period 3	N/A	N/A	TBD
4001	Charter Hire MT EMPIRE STATE Option Period 4	$54,500.00	335	$18,257,500.00
4002	Reimbursable Items MT EMPIRE STATE Option Period 4	N/A	N/A	TBD
4003	Charter Hire MT EVERGREEN STATE Option Period 4	$54,500.00	335	$18,257,500.00
4004	Reimbursable Items MT EVERGREEN STATE Option Period 4	N/A	N/A	TBD

SECTION H - SPECIAL CONTRACT REQUIREMENTS

The following have been modified:

SPECIAL CONTRACT REQUIREMENTS

H-42 TERMINATION/CANCELLATION LIABILITY

The contractor and Government agree the purpose of this clause is to induce the contractor to offer to provide and to provide the required services when the contractor otherwise would not offer to provide them because of the contractor’s inability to recover its costs in the event the Government does not exercise an option to extend the term of the contract or terminates the contract for the convenience of the Government.

In the event the Government does not exercise an option to extend the term of the contract or terminates the contract for convenience, the contractor shall be entitled to not-to-exceed cancellation costs subject to the following conditions and according to the following schedule:

Date of Government failure to exercise option or Date of Termination for Convenience: Cancellation Costs*:

1.	Prior to delivery (of vessel or layberth)	$0.00	(per vessel)

2.	During 1st fixed performance period	$0.00	(per vessel)

3.	During 2nd fixed performance period	$0.00	(per vessel)

4.	During 3rd fixed performance period	$3,860,493.00	(per vessel)

5.	During 4th fixed performance period	$2,781,481.00	(per vessel)

6.	During 5th fixed performance period	$1,702,468.00	(per vessel)

*	The Government shall insert final accepted prices in the schedule above prior to contract award.

“Cancellation costs” means, and only means, costs specifically identified by the contractor in its proposal and actually incurred by the contractor between contract award and vessel delivery to the Government including, and limited to, the following categories of costs: costs incurred by the contractor for vessel acquisition, reflagging costs and modification, or conversion costs, and only to the extent such modification, or conversion costs were incurred in order for the vessel to meet contract requirements. The Government has sufficient working capital funds for these cancellation costs. The present value of the cancellation costs must be less than 25% of the vessel value upon delivery. See 10 U.S.C. § 2401.

When requesting payment of cancellation costs as a result of the Government’s failure to exercise an option, the contractor shall provide evidence satisfactory to the contracting officer verifying that contractor actually incurred the specified categories of cancellation costs prior to delivery of the vessel to the Government and the amount thereof. The cancellation costs must be reasonable, allowable, and allocable to the contract. In no event will the amount payable to the Contractor for such costs exceed the amount that would have been payable under the Termination for Convenience Clause had the subject contract been for 59 months and the Government terminated the contract for convenience on the date of the conclusion of the then current performance period.

In the event the Government terminates the contract for convenience, the Government will not be obligated in any event to reimburse the contractor for the specified categories of cancellation costs in excess of the amount allotted in the schedule above for each contract period regardless of anything to the contrary in the clause entitled “Termination for Convenience of the Government.”

The contractor agrees that payment of the specified cancellation costs according to the schedule above for any contract period fully compensates the contractor for the specified categories of cancellation costs. The contractor waives any right it may have to claim any additional costs for the specified categories of cancellation costs in the event such cancellation costs become payable, whether as a result of a termination for convenience or as a result of the Government’s failure to exercise an option. As used in this clause, the total amount payable by the Government for the specified categories of cancellation costs in the event the Government does not exercise an option or terminates for convenience is as set forth in the schedule above.

This clause does not limit the rights of the Government under the clause entitled “Default” or under the clause entitled “Termination for Convenience of the Government.”

The Cancellation Costs consist of the following expenses:

•	Vessel improvements under NASSCO Contract Modification 31; and

•	Financing fees associated with the bond offering in May 2010, the proceeds of which were used to complete the construction of the Empire State and Evergreen State.

(End of Summary of Changes)